©2025 Castle Biosciences 1 Empowering people, informing care decisions August 2025

©2025 Castle Biosciences 2 Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning: our positioning for continued growth and value creation; our estimated U.S. total addressable market for our commercially available tests; our ongoing studies generating data and their impact on driving adoption of our tests; study observations and interpretations of study data, including conclusions about the benefits and impact of our tests on treatment decisions and patient outcomes; our ability to advance penetration of our tests with clinicians and payers; our ability to carry out our commercial strategies; our ability to be net operating cash flow positive by the end of 2025; our future approach to capital allocation; our expected launch of our pipeline expansion by the end of 2025; the ability to combine spatialomics and DNA methylation for a multiomics approach to patient care; pipeline opportunities to expand screening and diagnostic support for patients with BE; test volume growth expectations and the timing and achievement of program milestones. The words “anticipates,” “can,” “could,” “estimates,” “expects,” “may,” “potential,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward- looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation: our estimates and assumptions underlying our estimated U.S. total addressable market for our commercially available tests; our assumptions or expectations regarding continued reimbursement for our products and subsequent coverage decisions; Novitas’ local coverage determination signifying non-coverage by Medicare of our DecisionDx-SCC test; our estimated total addressable markets for our products and product candidates; the expenses, capital requirements and potential needs for additional financing, the anticipated cost, timing and success of our product candidates; our plans to research, develop and commercialize new tests; our ability to successfully integrate new businesses, assets, products or technologies acquired through acquisitions; the effects of macroeconomic events and conditions, including inflation and monetary supply shifts, tariffs and disruptions to trade, labor shortages, liquidity concerns at, and failures of, banks and other financial institutions or other disruptions in the banking system or financing markets and recession risks, supply chain disruptions, outbreaks of contagious diseases and geopolitical events (such as the ongoing Israel-Hamas War and Ukraine-Russia conflict), among others, on our business and our efforts to address its impact on our business; the possibility that subsequent study or trial results and findings may contradict earlier study or trial results and findings or may not support the results discussed in this presentation, including with respect to the diagnostic and prognostic tests discussed in this presentation; our planned installation of additional equipment and supporting technology infrastructures and implementation of certain process efficiencies may not enable us to increase the future scalability of our TissueCypher Test; the possibility that actual application of our tests may not provide the anticipated benefits to patients; the possibility that our newer gastroenterology and mental health franchises may not contribute to the achievement of our long-term financial targets as anticipated; and the risks set forth under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, and our Quarterly Report on Form 10-Q for the three months ended June 30, 2025, each filed or to be filed with the SEC, and in our other filings with the SEC. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements, except as may be required by law.

©2025 Castle Biosciences 3 Disclaimers Financial Information; Non-GAAP Financial Measures In this presentation, we use the metrics of Adjusted Revenues, Adjusted Gross Margin and Adjusted EBITDA, which are non-GAAP financial measures and are not calculated in accordance with generally accepted accounting principles in the United States (GAAP). Adjusted Revenues and Adjusted Gross Margin reflect adjustments to GAAP net revenues to exclude net positive and/or net negative revenue adjustments recorded in the current period associated with changes in estimated variable consideration related to test reports delivered in previous periods. Adjusted Gross Margin further excludes acquisition-related intangible asset amortization. Adjusted EBITDA excludes from net income (loss): interest income, interest expense, income tax expense (benefit), depreciation and amortization expense, stock-based compensation expense and change in fair value of trading securities. We use Adjusted Revenues, Adjusted Gross Margin and Adjusted EBITDA internally because we believe these metrics provide useful supplemental information in assessing our revenue and operating performance reported in accordance with GAAP, respectively. We believe that Adjusted Revenues, when used in conjunction with our test report volume information, facilitates investors’ analysis of our current-period revenue performance and average selling price performance by excluding the effects of revenue adjustments related to test reports delivered in prior periods, since these adjustments may not be indicative of the current or future performance of our business. We believe that providing Adjusted Revenues may also help facilitate comparisons to our historical periods. Adjusted Gross Margin is calculated using Adjusted Revenues and therefore excludes the impact of revenue adjustments related to test reports delivered in prior periods, which we believe is useful to investors as described above. We further exclude acquisition-related intangible asset amortization in the calculation of Adjusted Gross Margin. We believe that excluding acquisition-related intangible asset amortization may facilitate gross margin comparisons to historical periods and may be useful in assessing current-period performance without regard to the historical accounting valuations of intangible assets, which are applicable only to tests we acquired rather than internally developed. We believe Adjusted EBITDA may enhance an evaluation of our operating performance because it excludes the impact of prior decisions made about capital investment, financing, investing and certain expenses we believe are not indicative of our ongoing performance. However, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies, even when the same or similarly titled terms are used to identify such measures, limiting their usefulness for comparative purposes. These non-GAAP financial measures are not meant to be considered in isolation or used as substitutes for net revenues, gross margin, or net income (loss) reported in accordance with GAAP; should be considered in conjunction with our financial information presented in accordance with GAAP; have no standardized meaning prescribed by GAAP; are unaudited; and are not prepared under any comprehensive set of accounting rules or principles. In addition, from time to time in the future, there may be other items that we may exclude for purposes of these non- GAAP financial measures, and we may in the future cease to exclude items that we have historically excluded for purposes of these non-GAAP financial measures. Likewise, we may determine to modify the nature of adjustments to arrive at these non-GAAP financial measures. Because of the non-standardized definitions of non-GAAP financial measures, the non-GAAP financial measure as used by us in this press release and the accompanying reconciliation tables have limits in their usefulness to investors and may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. Accordingly, investors should not place undue reliance on non-GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in the tables at the end of this presentation. Industry and Market Data This presentation includes certain information and statistics obtained from third-party sources. The Company has not independently verified the accuracy or completeness of any such third- party information.

Registered Trademarks

DecisionDx-Melanoma, DecisionDx-CM*Seq*, i31-SLNB, i31-ROR, DecisionDx-SCC, MyPath Melanoma, TissueCypher, DecisionDx-UM, DecisionDx-PRAME and DecisionDx-UM*Seq* are trademarks of Castle Biosciences, Inc.

CASTLE BIOSCIENCES

©2025 Castle Biosciences 4

©2025 Castle Biosciences 5 Improving health through innovative tests that guide patient care OUR MISSION Transforming disease management by keeping people first: patients, clinicians, employees, and investors OUR VISION

Key Q2 2025 and recent results



1. Q225 total test reports for our core revenue drivers (DecisionDx®-Melanoma, TissueCypher®) increased 33% over Q224
2. Gross Margin for Q225 was 77%, and Adjusted Gross Margin was 80%, compared to 81% and 83% respectively for the same periods in 2024
3. Net cash provided by operations in Q225 was $20.8 million, compared to $24.0 million net cash provided by operations in Q224
4. As of June 30, 2025, cash, cash equivalents and marketable investment securities totaled $275.9 million
5. Net income for Q225 was $4.5 million and Adjusted EBITDA for Q225 was $10.4 million
6. The Company closed its acquisition of Previse, a gastrointestinal health company with a primary focus on chronic acid reflux related diseases, including esophageal cancer
7. The Company entered a collaboration and license agreement with SciBase to develop diagnostic tests for dermatologic diseases

CASTLE BIOSCIENCES

Adjusted Gross Margin and Adjusted EBITDA are non-GAAP measures. See non-GAAP reconciliations at the end of this presentation for a reconciliation of Adjusted Gross Margin and Adjusted EBITDA to their most closely comparable GAAP measures.

Answering clinical questions to guide care along the patient journey

Our focus is on diagnostic support, risk stratification and therapy selection/response areas of the patient care continuum

PATIENT CARE JOURNEY	Diagnostic Support	Rescue/ Prevention	Risk Stratification	Therapy Selection/ Response
Dermatology	MyPath Melanoma	SciBase Collaboration Atopic Dermatitis (AD) Flares Pipeline[2]	DecisionDx Melanoma DecisionDx SCC	DecisionDx SCC AD Pipeline Test[1]
Ophthalmology			DecisionDx UM	
Gastroenterology			TissueCypher Barrett's Esophagus esopredict[3]	

1. CSTL test in development to help guide systemic therapy selection for patients with moderate-to-severe atopic dermatitis seeking biologic treatment;
2. Collaboration and license agreement with SciBase Holding AB ("SciBase") announced on June 16, 2025; Pipeline to be initiated in 2H2025
3. Acquisition of Capsulomics, Inc., d/b/a Previse announced in May 2025

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©2025 Castle Biosciences 8 Role of Previse acquisition in building GI franchise GI Pipeline Diagnostic Support Risk Stratification Therapy Selection/ ResponsePATIENT CARE JOURNEY Screening GI In-Market Sponge-based test Sponge-based test Potential to combine spatialomics + DNA methylation for a multiomics approach to patient care, pipeline opportunities to expand screening and diagnostic support for patients with BE

Role of SciBase in our AD Pipeline

up to ~24 million patients diagnosed with AD

Mild AD | **Moderate-to-severe AD**

Maintenance Line of care — **Topicals**

Systemic therapies — Maintenance Line of care

Rescue/ prevention of flares ← **SciBase Collaboration AD Flares Pipeline** → Rescue/ prevention of flares

CSTL AD Pipeline Test → Systemic therapies for moderate-to-severe AD

https://nationaleczema.org/research/eczema-facts/#:~:text=Overall%2C%2060%25%20of%20individuals%20with,10%25%20of%20children%20under%2018
Epidemiology of atopic dermatitis in adults: Results from an international survey, *Allergy*.2018;1284–1293. DOI: 10.1111/all.13401

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CSTL AD Pipeline Test

Treatment response by 3 months is increased in patients with a JAKi profile using a JAKi vs. patients using a Th2-targeted therapy


Result: SOC
Th2 profile
JAKi profile
Achieving EASI90
* P=.012
Treatment:
All
JAKi
Th2
Th2
JAKi

Significant improvement in % achieving EASI90


Result: SOC
Th2 profile
JAKi profile
Achieving PP-NRS 0/1
* P=.043
Treatment:
All
JAKi
Th2
Th2
JAKi

Significant improvement in itch (assessed by Peak Pruritus Numeric Rating Scale)


Result: SOC
Th2 profile
JAKi profile
Flare-Free
* P=.032
* P=.016
Treatment:
All
JAKi
Th2
Th2
JAKi

Significant reduction in flares (↑ in % flare-free)

JAKi=Janus kinase inhibitors, Th2= T helper type 2

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©2025 Castle Biosciences 11 Proven strategy designed to drive value creation for our stakeholders FOCUS on best/first-in-class tests with high, unmet clinical need and significant market opportunity BUILD robust clinical evidence PENETRATE target markets to further test adoption by clinicians and payers

Building evidence showing the value of our tests

DecisionDx ▸Melanoma

Data from our prospective, multicenter DECIDE study show use of DecisionDx-Melanoma can significantly reduce unnecessary sentinel lymph node biopsy procedures and importantly, that melanoma patients who forego the surgery based on their low-risk test result have positive outcomes (as of last follow-up, recurrence free survival of 100%; two-year median follow-up)[1]

DecisionDx ▸SCC

Studies[2] demonstrating that our test can improve risk stratification when used in conjunction with staging, to help predict responsiveness to adjuvant radiation therapy (ART) and when used in conjunction with clinicopathologic factors in considering use of ART, can potentially lead to net annual Medicare healthcare savings of up to approximately $972 million

TissueCypher ▸Barrett's Esophagus

Ablation has been shown to stop progression to EAC but use is generally limited to clinicopathologically identified higher-risk patients.[3] Pooled analysis[4] and SRMA studies[5] show that our test is a stronger identifier of higher risk disease compared to all clinicopathologic factors

1. Guenther, JM, et al. Society of Surgical Oncology SSO 2024 Annual Meeting. *Ann Surg Oncol* 31 (Suppl 1), S32 (2024). Guenther et al. *World J. Surg. Oncol.* 2025; 2. Arron et al., Wysong A, Newman JG, Covington KR, et al., Gopal R, Marquardt M, Singh G, et al., Somani SK, Ibrahim SF, Tassavor M, et al., and Newman et al. *Head & Neck* 2021; Ruiz et al. *JAAD* 2022; Moody et al. accepted and Castle Biosciences data on file; 3. Cotton CC, et al. *Gastroenterology*. 2017; 4. Davison et al. *Clin Transl Gastroenterol* 2023; 5. Castle Biosciences data on file (Systematic Review and Meta-Analysis of TissueCypher's predictive performance in five completed clinical validation studies)
EAC=esophageal adenocarcinoma

CASTLE BIOSCIENCES

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©2025 Castle Biosciences 13 Individual risk of SLNB positivity Individual risk of recurrence ? 31-GEP Class Score Ulceration Breslow thickness Age Mitotic rate Ulceration Age Breslow thickness Mitotic rate SLN status Tumor location Collaborative study with the National Cancer Institute’s SEER Program Registries is the largest real- world study of GEP testing in melanoma (n=4,687): • SEER cohort of unselected, prospectively tested patients shows improved survival for patients tested with DecisionDx-Melanoma compared to untested patients with 29% lower 3-year melanoma-specific and 17% lower 3-year overall mortality, and • DecisionDx-Melanoma provided significant, independent risk stratification of patients with cutaneous melanoma SLN- patients with a high-risk DecisionDx-Melanoma result had routine imaging surveillance added to their treatment plan. These patients: • Had their recurrence detected ~10 months earlier, with 62% lower tumor burden • Were more likely to start immunotherapy when offered (76.3% vs 67.9%) • Saw improved overall survival outcomes at 45 months (86.8% vs 75%) Whitman et al. JCO PO. 2021; Jarell et al. JAAD. 2022 Bailey et al. 2023; Dhillon et al. 2023 BUILD “Patients who received routine imaging after high- risk GEP test scores had an earlier recurrence diagnosis with lower tumor burden, leading to better clinical outcomes.” Clinical use of DecisionDx-Melanoma is associated with improved patient survival DecisionDx-Melanoma provides precise, personalized risk prediction for two critical clinical questions

©2025 Castle Biosciences 14 Evidence from prospective studies supporting DecisionDx-Melanoma demonstrates: DecisionDx- Melanoma low-risk, Class 1A patients who forego a SLNB have high recurrence-free survival DecisionDx- Melanoma low-risk test results are associated with low SLNB positive outcomes Physicians are using DecisionDx-Melanoma to inform clinical decisions about sentinel lymph node biopsy (SLNB) and performing fewer SLNBs Guenther, JM, et al. Society of Surgical Oncology SSO 2024 Annual Meeting. Ann Surg Oncol 31 (Suppl 1), S32 (2024). Yamamoto et al. CMRO. 2023. Guenther et al. World J. Surg. Oncol. 2025 1 2 3 BUILD

©2025 Castle Biosciences 15 DecisionDx®-SCC addresses two critical clinical questions What is this SCC patient’s risk of regional or distant metastasis? Is this SCC patient likely to benefit from adjuvant radiation therapy (ART)? Class 1 Class 2A Class 2B Low 6.5% Higher 19.4% Highest 45.9% ?? ?? Yes Class 1 Class 2A Class 2B Overall Event Rate: 13.2%, n=897 1 2 DecisionDx-SCC Class results predict an SCC patient’s individual metastatic risk and individual benefit of ART Wysong et al. Dermatology & Therapy 2024; Ibrahim et al. Future Oncology 2021; Arron et al. SKIN The Journal of Cutaneous Medicine 2024; Moody et al. Dermatology & Therapy 2024; Arron et al. International Journal of Radiation Oncology, Biology & Physics 2024 BUILD

©2025 Castle Biosciences 16 DecisionDx-SCC may identify patients who benefit most from ART to control metastatic disease progression Arron et al. International Journal of Radiation Oncology, Biology & Physics 2024; Moody et al. Dermatology & Therapy 2024 • A Class 2B result reflects a significant decrease in median risk of metastatic disease progression between resampled cohorts that did and did not receive ART M E D IA N M E T P R O G R E S S R A T E ( % ) TIME (YEARS) 1.00 0.75 0.50 0.25 0.0 0 0 1 2 3 4 5 MEDIAN RISK OF METASTATIC DISEASE PROGRESSION ART: Class 1 noART: Class 1 noART: Class 2A ART: Class 2A ART: Class 2B noART: Class 2B • A Class 1 or Class 2A result did not reflect a significant decrease in median risk of metastatic disease progression between resampled cohorts that did and did not receive ART 100 5 5 BUILD

TissueCypher provides individualized 5-year risk of progression to HGD or EAC

TissueCypher
▸ Barrett's Esophagus

Indicated for NDBE, IND, and LGD

- **High Risk** score enables increased surveillance or early intervention to prevent cancer[1]
- **Low Risk** score minimizes over-treatment and supports extension of surveillance intervals to guideline recommendations



High Risk
Low Risk

1 Rubenstein JH, et al. *Gastroenterology*. 2024.

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TissueCypher is the strongest independent predictor of progression

n=699 patients[1-6], 150 incident progressors, 40 prevalent cases, 509 non-progressors

Real world histologic grading



LGD (n = 244)
IND (n = 63)
NDBE (n = 392)
Probability of Progression
100
80
60
40
20
0
0
5
10
15
Years

No significant risk stratification

TissueCypher risk class



High (n = 112)
Int (n = 96)
Low (n = 491)
Probability of Progression
100
80
60
40
20
0
0
5
10
15
Years
7.8x ↑ risk
2.7x ↑ risk

62% progressors detected

1) Critchley-Thorne RJ, et al. *Cancer Epidemiol Biomarkers Prev.* 2016; 2) Critchley-Thorne RJ, et al. *Cancer Epidemiol Biomarkers Prev.* 2017; 3) Davison JM, et al. *Am J Gastroenterol.* 2020; 4) Frei NF, et al. *Clin Transl Gastroenterol.* 2020; 5) Frei NF, et al. *Am J Gastroenterol.* 2021; 6) Davison JM, et al. *Clin & Transl Gastroenterol.* 2023.

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Advancing penetration of our tests with clinicians and payers

PENETRATE

Expert Consensus & Guidelines[1]

- DecisionDx-Melanoma: 2023 National Society for Cutaneous Medicine recommends use of GEP testing (DecisionDx-Melanoma) in the clinical assessment and management of CM
- DecisionDx-SCC: 2023 Expert consensus panel report recommends considering the test for SCC cases with at least one high-risk feature to maximize prognostic accuracy and utility
- TissueCypher: 2024 AGA Clinical Practice Guideline acknowledges that individuals who may be at increased risk of progression to esophageal cancer might be identified using tissue-based biomarkers, particularly TissueCypher

Reimbursement Strategy

- Leader in developing ADLT tests approved by CMS
- Preserved CLFS 2025 payment rates for all our tests through the PAMA rate-setting process
- Secured additional positive medical policies across all three therapeutic areas in 2024 (i.e. dermatology, gastroenterology, and uveal melanoma)
- Pursuing coverage through State Biomarker Laws in more than 20 states across the country

Castle Commercial Playbook

- Optimizing commercial team
- Continuing provider education
- Evolving our white glove go-to-market strategy
- Comprehensive digital strategy
- Robust patient advocacy strategy across all therapeutic areas

Total Test Report Volume



44,419
70,429
96,071
2022
2023
2024

1. Not listed: MyPath Melanoma and DecisionDx-UM are included in National Comprehensive Cancer Network (NCCN) Guidelines
CM=cutaneous melanoma, SCC= cutaneous squamous cell carcinoma, AGA= American Gastroenterological Association, BE=Barrett's esophagus, ADLT=Advanced Diagnostic Laboratory Tests, CMS=Centers for Medicare & Medicaid Services, CLFS= Clinical Laboratory Fee Schedule, PAMA=Protecting Access to Medicare Act

CASTLE BIOSCIENCES
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©2025 Castle Biosciences 20 Financials

©2025 Castle Biosciences 21 Well positioned for continued value creation Drive robust test volume growth Maintain strong Adjusted Gross Margin Goal to achieve operating cash flow positivity by the end of 2025 Maintain strong balance sheet Follow disciplined capital allocation

Drive robust test report volume and revenue growth

Q2 2025 total test volume for our core revenue drivers (DecisionDx-Melanoma, TissueCypher) increased 33% y/y



NET REVENUE BY QUARTER ($M)
$87.0
$85.8
$86.3
$88.0
$86.2
$18.2
$20.7
$22.5
$25.0
$29.9
$68.8
$65.1
$63.8
$63.0
$56.3
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Dermatologic[1]
Non-Dermatologic[2]



TOTAL TEST VOLUME BY QUARTER
25,102
26,010
24,071[3,4]
24,402
26,574[5]
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
DecisionDx-UM
MyPath Melanoma
IDgenetix (Effective May 2025, IDgenetix was discontinued)
TissueCypher
DecisionDx-SCC
DecisionDx-Melanoma

1. Consists of DecisionDx-Melanoma, DecisionDx-SCC and MyPath Melanoma
2. Consists of TissueCypher Barrett's Esophagus Test, DecisionDx-UM and IDgenetix
3. Q4 2024 DecisionDx-Melanoma volume reflects typical seasonality, with the fourth quarter historically having the fewest workdays compared to the other three quarters, and specifically Q4 2024 had two less working days than Q3 2024; further, the overlap of Christmas and Hanukkah led to additional dermatology practice closures
4. In late 2024, we revised our commercial strategy for our IDgenetix test, reallocating resources to inside sales and non-personal promotions
5. The Novitas local coverage determination, or LCD, that included non-coverage language for DecisionDx-SCC, went into effect on April 24, 2025

CASTLE BIOSCIENCES

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Maintain strong Adjusted Gross Margin

ADJUSTED GROSS MARGIN BY QUARTER[1,2]



83.2%
81.9%
81.1%
81.2%
79.5%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

OPERATING EXPENSES BY QUARTER ($M)[3]



$2.2
$51.1
$14.1
$14.5
$2.2
$50.5
$12.3
$15.6
$4.3
$50.0
$11.8
$16.2
$28.3⁴
$58.6
$12.6
$16.4
$2.0
$58.1
$12.8
$17.6
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Cost of Sales
R&D
SG&A
Amortization of acquired intangible assets

1. Adjusted Gross Margin is a non-GAAP measure. See Non-GAAP reconciliations at the end of this presentation for a reconciliation of Adjusted Gross Margin to its most closely comparable GAAP measure.
2. Calculated as Adjusted Gross Margin (Non-GAAP) divided by Adjusted Revenues (Non-GAAP)
3. Total operating expenses, including cost of sales
4. During the first quarter of 2025, we made the decision to discontinue our IDgenetix test offering, effective May 2025. As a result of this decision, we further revised the estimated useful life of the asset and determined that the intangible asset should be fully amortized as of March 31, 2025. This change resulted in an acceleration of amortization expense of approximately $20.1 million during the three months ended March 31, 2025.

CASTLE BIOSCIENCES

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©2025 Castle Biosciences 24 Strong operating cash flow and Adjusted EBITDA $24.0 $23.3 $24.4 $(6.0) $20.8 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 OPERATING CASH FLOW BY QUARTER ($M) 1. As of June 30, 2025; includes Cash, Cash Equivalents & Marketable Investment Securities 2. Net cash used in operating activities in Q1 2025 includes payout of annual bonuses as well as certain healthcare benefit contributions 3. Adjusted EBITDA is a non-GAAP measure. See non-GAAP reconciliations at the end of this presentation for a reconciliation of Adjusted EBITDA to its most closely comparable GAAP measure 4. Adjusted EBITDA excludes from net income (loss), interest income, interest expense, income tax expense (benefit), depreciation and amortization expense, stock-based compensation expense and changes in fair value of trading securities $21.5 $21.6 $21.3 $13.0 $10.4 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 ADJUSTED EBITDA BY QUARTER ($M)3,4 Cash position of ~$276M1 supports growth initiatives

A disciplined approach to capital allocation

Commercial optimization	• Recent TissueCypher commercial team expansion
Focused R&D efforts to build evidentiary support and develop tests	• ~157 peer-reviewed articles have been published demonstrating the analytical validity, clinical validity and clinical utility of the tests in our portfolio (collectively through 2024)
As a lesser priority, strategic opportunities, including within our current therapeutic areas	• SciBase collaboration / license agreement[1] and Previse acquisition[2]

1. Collaboration and license agreement with SciBase Holding AB ("SciBase") announced on June 16, 2025;
2. Acquisition of Capsulomics, Inc., d/b/a Previse announced in May 2025

CASTLE BIOSCIENCES
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©2025 Castle Biosciences 26 Appendix

DERMATOLOGY

DecisionDx-Melanoma

Provides comprehensive, personalized, genomic tumor information to guide management for patients with cutaneous melanoma

Clinical Validity, Utility and Demonstrated Patient Outcomes

Demonstrated clinical validity, utility and impact, backed by 53 peer-reviewed publications, including two publications (Bailey et al. 2023 and Dhillon et al. 2023) demonstrating an association with testing and improved patient outcomes

SLNB Guidance and Patient Outcomes[1,2]

DecisionDx-Melanoma successfully identified patients with T1 tumors with a low risk of SLN positivity who can safely forgo SLNB while maintaining high survival rates in a prospective multicenter study and can reduce SLNB-associated complications and healthcare costs.


DecisionDx
Melanoma

50%
demonstrated change in management for 1 of 2 patients tested[3]

~210,900
patients with a clinical DecisionDx-Melanoma order from ~15,800 clinicians[4]

~$540M
Estimated U.S. TAM[5]

1. Marks, The i31-GEP identifies patients with T1 cutaneous melanoma who can safely avoid sentinel lymph node biopsy: Results from a prospective, multicenter study. Video abstract presented at: 2024 American Society for Dermatologic Surgery (ASDS) Annual Meeting; 2. Guenther JM, et al. Patients who forego sentinel lymph node biopsy after 31-GEP testing are not harmed: A prospective, multicenter analysis. Poster presented at: 20th European Association of Dermato-Oncology (EADO) Congress; 3. Dillon et al. 2022; 4. Data as of June 30, 2025; 5. U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.

SLN(B)=sentinel lymph node (biopsy)

CASTLE BIOSCIENCES

DERMATOLOGY

DecisionDx-SCC

Identifies the risk of metastasis in patients with squamous cell carcinoma (SCC) and one or more risk factors

Clinical Validity and Utility

Demonstrated validity, utility and impact, backed by 22 peer-reviewed publications, including data showing that DecisionDx-SCC can significantly impact patient management plans in a risk-appropriate manner within established guidelines

Real-World Use Framework

Several published studies in 2024 supported the use of DecisionDx-SCC to predict likelihood of benefit from adjuvant radiation therapy (ART); two of these studies represent the largest[1] and second largest[2] studies completed to date to evaluate the effectiveness of ART in SCC



DecisionDx SCC

~200,000 patients diagnosed annually with SCC and classified as high risk in the U.S.

~67% of clinicians ordering DecisionDx-SCC also ordered DecisionDx-Melanoma[3]

~$820M Estimated U.S. TAM[4]

Up to ~$972M net annual Medicare savings that could be realized by using DecisionDx-SCC to guide adjuvant radiation therapy decisions[5]

CASTLE BIOSCIENCES

1. Arron et al. *International Journal of Radiation Oncology, Biology & Physics* 2024; 2. Ruiz et al. *Future Oncology* 2024; 3. 6-months ended June 30, 2025; 4. U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors; 5. Somani et al. 2024

DERMATOLOGY

MyPath Melanoma

Aids in the diagnosis and management for patients with ambiguous melanocytic lesions

Clinical Validity and Utility

Demonstrated validity, utility and impact, backed by 20 peer-reviewed publications demonstrating the performance and utility of the test in providing objective information to aid in diagnosis in ambiguous melanocytic lesions

Guideline Support

- National Comprehensive Cancer Network guidelines for cutaneous melanoma in the principles for molecular testing
- American Society of Dermatopathology in the Appropriate Use Criteria for ancillary diagnostic testing
- American Academy of Dermatology guidelines of care for the management of primary cutaneous melanoma


MyPath
Melanoma

~300,000 patients each year present with a diagnostically ambiguous lesion

50,000+ lesions tested clinically[1]

~$600M Estimated U.S. TAM[2]

CASTLE BIOSCIENCES

1. as of June 30, 2025; 2. U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors.

©2025 Castle Biosciences 30 TissueCypher GASTROENTEROLOGY A leading risk-stratification test designed to predict risk of progression to esophageal cancer in patients with Barrett’s esophagus Clinical Validity and Utility Demonstrated validity, utility and impact, backed by 16 peer-reviewed publications demonstrating the ability and performance of the test in risk-stratifying patients with Barrett’s esophagus to guide risk- appropriate treatment decisions Recognition from AGA 2024 Clinical Practice Guideline acknowledges that individuals who may be at increased risk of progression to esophageal cancer might be identified using tissue-based biomarkers, particularly TissueCypher 2022 Recognized in the Clinical Practice Update on New Technology and Innovation for Surveillance and Screening in Barrett’s Esophagus as a tool that may be used by physicians to risk stratify non-dysplastic patients ~415,000 patients receiving upper GI endoscopies per year who meet intended use criteria for TissueCypher 1 in 40 patients progress to esophageal cancer within 5 years (among BE patients)1 ~$1B 1. Shaheen et al. Gastroenterology 2000; 2. U.S. TAM = Total addressable market based on estimated patient population assuming average reimbursement rate among all payors. Estimated U.S. TAM2

©2025 Castle Biosciences 31 DecisionDx-UM OPHTHALMOLOGY The standard of care for evaluating metastatic risk in uveal melanoma Standard of Care • Utilized in approximately 80% of newly diagnosed patients • Favorable reimbursement profile – covered by Medicare and more than 100 private insurers • Included in NCCN Guidelines and considered standard of care peer-reviewed publications ~8 in 10 ~2,000 27 patients diagnosed in the U.S. annually patients diagnosed with UM in the U.S. receive the test as part of their diagnostic workup Clinical Validity and Utility Demonstrated validity, utility and impact, backed by 27 peer-reviewed publications, which included more than 5,000 patients, representing the largest body of evidence for a molecular prognostic test in this field Data as of June 30, 2025

©2025 Castle Biosciences 32 Atopic Dermatitis Gene Expression Profile Test PIPELINE Test currently in development for use in patients diagnosed with moderate-to-severe atopic dermatitis (AD) who are seeking systemic treatment Pipeline test has shown potential to identify the class of therapy to which a patient with AD is more likely to respond as indicated by an improvement in Eczema Area and Severity Index (EASI) score, improvement in itch symptoms and reduction in flares. • Q423: early discovery data presented • Q424: progress update • Assuming successful validation: expect launch by the end of 2025 Past and Anticipated Program Milestones Atopic Dermatitis Pipeline Program

©2025 Castle Biosciences 33 Reconciliation of Non-GAAP Financial Measures (Unaudited) The table below presents the reconciliation of Adjusted Revenues and Adjusted Gross Margin, which are non-GAAP financial measures. See "Use of Non- GAAP Financial Measures (UNAUDITED)" above for further information regarding the Company's use of non-GAAP financial measures. (In thousands) Three months ended Jun. 30, 2025 Mar. 31, 2025 Dec. 31, 2024 Sep. 30, 2024 Jun. 30, 2024 Adjusted Revenues Net revenues (GAAP) $86,188 $87,988 $86,311 $85,782 $87,002 Revenue associated with test reports delivered in prior periods (6) (787) (491) 552 (363) Adjusted Revenues (Non-GAAP) $86,182 $87,201 $85,820 $86,334 $86,639 Adjusted Gross Margin Gross margin (GAAP)1 $66,601 $43,280 $65,788 $67,901 $70,236 Amortization of acquired intangible assets 1,961 28,325 4,340 2,272 2,247 Revenue associated with test reports delivered in prior periods (6) (787) (491) 552 (363) Adjusted Gross Margin (Non-GAAP) $68,556 $70,818 $69,637 $70,725 $72,120 Gross margin percentage (GAAP)2 77.3% 49.2% 76.2% 79.2% 80.7% Adjusted Gross Margin percentage (Non-GAAP)3 79.5% 81.2% 81.1% 81.9% 83.2%

©2025 Castle Biosciences 34 Reconciliation of Non-GAAP Financial Measures (Unaudited) The table below presents the reconciliation of Adjusted EBITDA, which is a non-GAAP financial measure. See "Use of Non-GAAP Financial Measures (UNAUDITED)" above for further information regarding the Company's use of non-GAAP financial measures. (In thousands) Three months ended Jun. 30, 2025 Mar. 31, 2025 Dec. 31, 2024 Sep. 30, 2024 Jun. 30, 2024 Adjusted EBITDA Net income (loss) $4,523 $(25,848) $9,590 $2,269 $8,920 Interest income (2,944) (3,099) (3,372) (3,404) (3,144) Interest expense 21 17 92 201 270 Income tax (benefit) expense (4,666) (423) (1,705) 6,013 (1,034) Depreciation and amortization expense 3,414 29,764 5,768 3,541 3,348 Stock-based compensation expense 11,208 11,179 11,439 13,027 13,179 Change in fair value of trading securities (1,185) 1,425 (555) — — Adjusted EBITDA (Non-GAAP) $10,371 $13,015 $21,257 $21,647 $21,539

©2025 Castle Biosciences 35 Thank You